                                                                   EXHIBIT 10(z)

               ENZO DIAGNOSTICS, INC. - AMERSHAM INTERNATIONAL PLC
                            DISTRIBUTORSHIP AGREEMENT

THIS AGREEMENT, effective upon acceptance by both parties below by and between ENZO DIAGNOSTICS, INC. ("ENZO"), a New York corporation having its principal place of business at 60 Executive Boulevard, Farmingdale, New York 11735, U.S.A., and AMERSHAM INTERNATIONAL public limited company ("AMERSHAM") a company incorporated in England and Wales, having its principal place of business at Amersham Place, Little Chalfont, Buckinghamshire HP7 9NA, England.

          WHEREAS, ENZO owns rights to certain PATENTS listed in EXHIBIT A ("PATENTS");

          WHEREAS ENZO manufactures and/or sells certain PRODUCTS ("PRODUCT(S)") covered by claims of PATENTS;

          WHEREAS AMERSHAM wishes to market and distribute some of said PRODUCTS as listed in EXHIBIT B;

          NOW, THEREFORE, in consideration of the good and valuable mutual agreements hereinafter set forth, the parties hereto agree as follows:

DEFINITIONS:

AMERSHAM Affiliate means an entity controlled by or under common control with AMERSHAM, including United States Biochemical Corporation
          (USB), as listed in EXHIBIT C. For purposes of this AGREEMENT, control shall mean the ownership of a majority of the voting equity interest.

AMERSHAM Distributor means a local company, outside the countries listed in EXHIBIT C, in which AMERSHAM does not sell directly or through an AMERSHAM Affiliate. AMERSHAM Distributors do not have rights to sell in the countries listed in EXHIBIT C.

AMERSHAM means AMERSHAM International, including USB, AMERSHAM Affiliates and
          AMERSHAM Distributors.

PRODUCT means an individual reagent or combination of reagents (kit) that are, individually or combined, covered by ENZO PATENTS (EXHIBIT A) as listed in EXHIBIT B.

COMPONENT, listed in EXHIBIT D, means a reagent that is a necessary part of the PRODUCT.

COMPONENT 1 means a COMPONENT, as listed in EXHIBIT E, that is covered by ENZO
          PATENT(S) and by AMERSHAM patent(s) either assigned or licensed to AMERSHAM and not sublicensed to a third party for Life Science research use (not an AMERSHAM Affiliate or AMERSHAM Distributor as defined above and as listed in EXHIBIT C).

1.     Distributor Appointment

1.1 ENZO hereby appoints AMERSHAM to act as its nonexclusive distributor worldwide for the distribution and sale of PRODUCTS through AMERSHAM Affiliates listed in EXHIBIT C, and AMERSHAM Distributors and AMERSHAM agrees to act as such distributor under the terms and conditions set forth herein.

1.2    AMERSHAM agrees:

       a.  not to purchase any PRODUCTS from other suppliers;

       b. not to manufacture PRODUCTS, except as otherwise stated in this AGREEMENT;

       c.  to rely on ENZO as its sole source of PRODUCTS;

       d. not to use any PRODUCT to manufacture new products or other PRODUCTS, except when designated by ENZO to manufacture such PRODUCTS for ENZO as provided in Paragraph 3.3 below;

       e. that all PRODUCTS sold by AMERSHAM are for research use only and are not intended for or to be used for diagnostic or therapeutic purposes; and

       f.  that except for DISTRIBUTION under the terms and conditions as set forth in this AGREEMENT, purchase does not include any right or license to exploit these PRODUCTS commercially, including any right to sell these PRODUCTS to other distributors who are not AMERSHAM Affiliates or AMERSHAM Distributors (EXHIBIT C) and that any commercial use or development of these PRODUCTS without the express written authorization of ENZO is strictly prohibited.

2.     Relationship between ENZO and AMERSHAM

2.1 Nothing herein creates or constitutes a partnership or an agreement of agency between the parties with respect to any activities whatsoever. The relationship between ENZO and AMERSHAM shall be that of seller and buyer, and neither party shall conclude any contract or agreement or make any commitment, representation or warranty which binds the other party or otherwise acts in the name of or on behalf of the other party.

2.2 This AGREEMENT may not be assigned or otherwise transferred by AMERSHAM without the prior written consent of ENZO. Any attempted assignment or transfer without such consent shall be void.

2.3 AMERSHAM agrees that it has manufactured and sold in the past a range of COMPONENTS, COMPONENTS 1 and PRODUCTS and maintains in its current inventory the aforementioned COMPONENTS, COMPONENTS 1 and PRODUCTS all as set forth in EXHIBIT F. AMERSHAM agrees that it will * . ENZO agrees that
       * will be applied as full consideration for satisfaction of damages incurred by ENZO arising from the past manufacture, use and sale of said COMPONENTS, COMPONENTS 1 and PRODUCTS by AMERSHAM, AMERSHAM Affiliates and AMERSHAM Distributors.

2.4 ENZO and AMERSHAM agree that the distribution relationship between them does not constitute, nor does it imply a license of any of ENZO's technology or patents, nor does it abrogate any of ENZO's rights under its patents. ENZO maintains full rights under its PATENTS. The foregoing statements are paramount to this AGREEMENT.

3.     PRODUCTS, Price and Payment

3.1 PRODUCTS covered by this Agreement are listed in EXHIBIT B attached hereto. The price to AMERSHAM for each product shall be as listed in

----------
* The information omitted is confidential and has been filed separately with the Commission pursuant to Rule 406.

       EXHIBIT B. Prices are based upon *

       Prices to AMERSHAM may be adjusted no more than once during a calendar year. ENZO has the right to negotiate to adjust prices to AMERSHAM after providing AMERSHAM with forty-five (45) days written notice. Any price adjustment will affect future purchases, but will not affect those already under existing firm purchase order commitment. AMERSHAM shall be free to set all resale prices to its customers.

3.2 ENZO or AMERSHAM may propose in writing to add, to modify or to delete a PRODUCT or PRODUCTS in EXHIBIT B. Both ENZO and AMERSHAM must agree to such additions to, deletions from or modifications of PRODUCTS in EXHIBIT B before such additions, deletions or modifications are incorporated therein.

3.3    Upon signing of this AGREEMENT, ENZO designates AMERSHAM to

       *

3.4 ENZO, may, at its discretion, and for a specified period of time, designate AMERSHAM as an interim manufacturer to manufacture certain * certain PRODUCTS, including the corresponding packaging, other than those specified by Paragraph 3.3 for ENZO. These * PRODUCTS and prices to ENZO are listed in EXHIBIT D. Upon * written notice to AMERSHAM, ENZO may either manufacture * PRODUCT(s) or may designate an alternate manufacturer.

3.5 Whenever prices for PRODUCTS are adjusted, prices of COMPONENTS may be adjusted upon mutual agreement of the parties; the ratio of COMPONENT price to PRODUCT price will not increase.

4.     Terms of Payment and Audit

4.1 Net, thirty (30) days from the end of the month in which the PRODUCTS are delivered to AMERSHAM.

----------
* The information omitted is confidential and has been filed separately with the Commission pursuant to Rule 406.

4.2 Net, thirty (30) days from the end of the month in which the COMPONENTs are delivered to ENZO.

4.3 AMERSHAM agrees to permit its books and records to be examined by ENZO on reasonable prior notice, as necessary, but not more often than once per year to verify receipts. Such examination is to be made by ENZO, at ENZO's expense, except in the event that the results of the audit reveal a discrepancy benefiting ENZO by * then the audit fees shall be paid by AMERSHAM.

5.     PRODUCT Shipments

5.1 ALL PRODUCTS shipped by ENZO to AMERSHAM will be shipped F.O.B. Farmingdale, NY. ENZO shall ensure PRODUCTS are suitably, safely and securely packaged and labeled before dispatch.

5.2 ALL COMPONENTS shipped by AMERSHAM to ENZO will be shipped F.O.B. Cardiff Laboratories, Wales. AMERSHAM shall ensure COMPONENTS are suitably, safely and securely packaged and labeled before dispatch.

6.     Forecasts and Purchase Orders

6.1 AMERSHAM shall issue a forecast schedule during the mid-month of each calendar quarter covering its estimated requirements for PRODUCTS for the succeeding two (2) calendar quarters. Such forecast shall be considered for planning purposes only and do not represent a purchase commitment.

6.2 A purchase order will be issued by AMERSHAM at least sixty (60) days in advance of the requested delivery date of PRODUCT. This purchase order will indicate specific delivery and/or shipping requirements. Purchase orders will be delivered to ENZO by Federal Express or similar carrier so that the receipt can be confirmed. ENZO shall meet such requirements unless it advises AMERSHAM within * of the date of the receipt of such purchase order that it is unable to supply PRODUCT as ordered by AMERSHAM whereupon the parties agree to discuss a revised schedule for delivery of PRODUCT to AMERSHAM. After ENZO and AMERSHAM have agreed to the provisions of a revised schedule, ENZO will make its best efforts to fulfill the provisions of the revised schedule, but if unable to do so

----------
* The information omitted is confidential and has been filed separately with the Commission pursuant to Rule 406.

       or if agreement on a revised schedule cannot be reached, ENZO by good faith effort will designate AMERSHAM as an interim or temporary manufacturer for such PRODUCT for ENZO until such time as ENZO gives AMERSHAM written notice that ENZO is ready to recommence supply.

6.3 ENZO shall place orders for COMPONENTS within fourteen (14) days following receipt of AMERSHAM's purchase order for PRODUCTS. COMPONENTS shall comply with the written specification therefor supplied by AMERSHAM with COMPONENTS. ALL OTHER WARRANTIES EXPRESS OR IMPLIED INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE HEREBY EXCLUDED.

6.4 Each purchase order shall be governed by the relevant provisions of this AGREEMENT (unless otherwise expressly provided in the individual purchase order and confirmed in writing by ENZO) and no term or condition which may appear in the printed matter in AMERSHAM's order form or any form from ENZO shall be binding on either party or apply to any transaction under this AGREEMENT.

7.     PRODUCT Deliveries and Specifications

7.1 Within about forty five (45) days after the effective date of this AGREEMENT, ENZO and AMERSHAM shall agree on PRODUCT specifications and package inserts for the PRODUCTS which shall otherwise be in the form set out in EXHIBIT B. Quality Control (QC) specifications for the PRODUCTS in EXHIBIT B, to be agreed upon by ENZO and AMERSHAM, are also listed in EXHIBIT B.

7.2 When an order is placed by AMERSHAM, ENZO shall ship the PRODUCT in accordance with section 5 above. Failure by AMERSHAM to notify ENZO of rejection of the PRODUCT within * of receipt of PRODUCT will constitute acceptance. ENZO shall supply, at the time of shipment of the PRODUCT to AMERSHAM, a statement that the PRODUCT conforms to the PRODUCT specifications. If after receipt of the PRODUCT, AMERSHAM determines that it does not conform to the PRODUCT specifications provided by ENZO, and that the failure to conform to the PRODUCT specifications was not the result of shipping and handling or quality of COMPONENTS delivered by AMERSHAM, AMERSHAM will provide ENZO with

----------
* The information omitted is confidential and has been filed separately with the Commission pursuant to Rule 406.

       documentation of this failure to conform to the PRODUCT specifications. If ENZO accepts the documentation provided by AMERSHAM, ENZO will replace the order. If ENZO does not accept the documentation provided by AMERSHAM, then the differences in the determination of the manufacturing specifications will be settled by representatives of the technical staffs of ENZO and AMERSHAM.

7.3 If AMERSHAM receives a notice from a third party asserting that any of the PRODUCTS infringe on an issued patent in the country in which they are sold, then AMERSHAM shall immediately give notice to ENZO. Upon notice to ENZO or AMERSHAM from a third party asserting that any of the PRODUCTS of this AGREEMENT infringe on an issued patent in the country in which such PRODUCTS are sold, ENZO has the right to exclude such PRODUCTS from this AGREEMENT for that country and can further instruct AMERSHAM to cease all such distribution of such PRODUCT in that country. Further distribution of PRODUCTS after such instruction from ENZO to AMERSHAM will be at the sole risk of AMERSHAM and AMERSHAM shall indemnify and hold harmless ENZO from all infringement liability and damages with respect to such PRODUCTS, including legal costs, compensatory and punitive damages, and attorneys fees.

7.3.1 ENZO will use its best efforts to obtain a license under commercially reasonable terms from any such third party asserting patents as described in Paragraph 7.3. In this event ENZO has the right to adjust prices to AMERSHAM to reflect the licensing cost and ENZO and AMERSHAM will negotiate in good faith to arrive at the amended price.

7.3.2 In the absence of instructions from ENZO to cease sales, ENZO will indemnify AMERSHAM against claims or proceedings for infringements.

7.3.3 Notwithstanding any third party infringement claims, all provisions of this AGREEMENT, including Section 7, shall not be affected but shall remain in full force and effect.

8.     Sales Promotions

8.1 AMERSHAM shall use its best efforts in sales promotions and advertisement of the PRODUCTS such as direct mailings, direct customer contact, catalog listings and trade meeting promotions. ENZO will provide AMERSHAM with one copy of the literature, technical data, specifications and the like describing the PRODUCTS as they are currently produced for the assistance of AMERSHAM in the preparation of advertising, catalog and other sales and promotional material. AMERSHAM will list PRODUCTS in its next available or published product catalog(s) in which the PRODUCTS can be listed and continued such listing after the effective date of this AGREEMENT. AMERSHAM will modify the listings of PRODUCTS in its product catalog(s) as soon as reasonably possible after any corresponding modification of the list of such PRODUCTS in EXHIBIT B.

9.     PRODUCT Warranty

9.1 ENZO warrants that the PRODUCTS sold by ENZO to AMERSHAM shall meet the specifications accompanying the PRODUCT delivery. ENZO's sole obligation is to replace the PRODUCTS or give credit therefor to the extent of the purchase price. THIS WARRANTY IS EXPRESSLY IN LIEU OF ANY OTHER WARRANTIES OR LIABILITIES, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

9.2 ENZO further warrants that all relevant quality control tests and quality assurance procedures will be performed for each batch of PRODUCTS so that each batch of PRODUCT conforms with the Product Specifications as listed in EXHIBIT B, that the PRODUCTS will be contained, packaged and labeled as specified by the Product Specifications for such PRODUCTS and that the PRODUCTS will comply with product safety regulations as indicated in EXHIBIT G.

10.    Storage and Stock Rotation

10.1 ENZO agrees to share with AMERSHAM all necessary storage and stock rotation practices which apply to the PRODUCTS.

10.2 AMERSHAM further agrees to take diligent care not to ship PRODUCTS to its customers which have expired, been damaged in storage or handling, or improperly stored. AMERSHAM will be responsible for damages arising from its shipment of expired, damaged, or improperly stored PRODUCTS.

11.    PRODUCT Labels

11.1 AMERSHAM agrees to ship all PRODUCTS with a joint PRODUCT label which prominently includes the name

       ENZO DIAGNOSTICS, INC.

       and

       AMERSHAM INTERNATIONAL plc
       with their respective company logos where appropriate. AMERSHAM further agrees to ship all PRODUCTS intact with ENZO's package inserts and any notice(s) appearing thereon.

12.    Force Majeure

12. No liability shall result to either party from delay in performance or from nonperformance under this AGREEMENT caused by circumstances beyond the control of the party who has delayed performance or not performed. The nonperforming party shall be diligent in attempting to remove any such cause and shall promptly notify the other party of its extent and probable duration.

13.    Duration and Termination

13.1 This AGREEMENT shall become effective as of the date hereinabove written and shall continue for a period of *. Unless terminated, it will continue thereafter for successive renewal terms of *. Notwithstanding such period or any renewal, either party may terminate this AGREEMENT without cause at any time by giving the other party notice in writing at least * in advance of the effective termination date stated in such notice.

13.2 Upon termination of this AGREEMENT all rights, including distribution rights to AMERSHAM and AMERSHAM Affiliates and AMERSHAM Distributors (EXHIBIT C) will be deemed canceled and returned to ENZO.

14.    Confidentiality

14.1 Each party undertakes to keep secret and not disclose any information of a confidential nature received from the other relating to the subject of this AGREEMENT or the business affairs of the other both during and after this

----------
* The information omitted is confidential and has been filed separately with the Commission pursuant to Rule 406.

       AGREEMENT. This undertaking will not apply to any such information which is or falls into the public domain through no fault of the recipient or is lawfully received from a third party or independently developed by the recipient's staff without reverence to the discloser's information.

14.2 Neither party shall make any public announcement in relation to this AGREEMENT without the prior written approval of the other or as otherwise required by law.

15.    Indemnification

15.1 Except to the extent the other is negligent or commits an act of wilful misconduct or in default of the terms hereof, each party shall hold the other party harmless from responsibility or liability for damages related to the PRODUCTS or COMPONENTS of this AGREEMENT arising from the fault of such party, its affiliated companies, or its agents or employees.

16.    Notices

16.1 All notices to be given with respect to this AGREEMENT shall be in writing and shall be deemed effectively given:

       a.  when delivered personally;

       b. seven calendar days after being deposited in the mail, registered or certified mail, return receipt requested;

       c.  when telecopied or faxed, receipt acknowledged; or

       d.  when telexed, confirmed;

       addressed as set forth below, or to such other address that either party designates by written notice to the other party;

ENZO:      Enzo Diagnostics, Inc.
           575 Fifth Avenue, 18th Floor
           New York, New York 10017
           Attn:  Dr. Barbara E. Thalenfeld
           Vice President, Scientific Affairs
           Fax No.:  (212) 856-0878

AMERSHAM:  AMERSHAM INTERNATIONAL PLC
           Amersham Place
           Little Chalfont
           Buckinghamshire  HP7 9NA
           England
           Att:  Company Secretary
           Fax No.:  (494) 542266

17.    Governing Law



17.1 This Agreement is made under and shall be governed by the laws of the State of New York.

18.    Waiver

18.1 Waiver by ENZO or AMERSHAM of any provision of this AGREEMENT shall not be deemed a waiver of future compliance therewith and such provision as well as all other provisions hereunder shall remain in full force and effect.

19.    Compliance with Laws

19.1 Each party will comply with all United States laws, ordinances and regulations properly applicable to the manufacture, sale and distribution of the PRODUCTS described herein.

20.    Headings and Numbers

20.1 All Headings and Numbers of the clauses of this AGREEMENT are inserted for convenience only and shall not affect any construction or interpretation of this AGREEMENT.

21.    Severability

21.1 IN THE EVENT that any clause of this Agreement shall be found to be void or unenforceable, such finding shall not be construed to render any other clause of this AGREEMENT either void or unenforceable, and all other clauses shall remain in full force and effect unless the clause(s) which is/are invalid or unenforceable shall substantially affect the rights or obligations granted to or undertaken by either party.

22.    Entirety

22.1 THIS AGREEMENT together with the EXHIBITS attached hereto embodies the entire understanding between AMERSHAM and ENZO, and there are no contracts or prior drafts of the Agreement, understandings, conditions, warranties or representations, oral or written, express or implied, with reference to the subject matter hereof which are not merged herein. Except as otherwise specifically stated, no modification here to shall be of any force or effect unless (1) reduced to writing and signed by both parties hereto, and (2) expressly referred to as being modifications of this AGREEMENT.

       IN WITNESS, WHEREOF, the parties have caused this AGREEMENT to be executed by their duly authorized representatives.


ENZO DIAGNOSTICS, INC.                        AMERSHAM INTERNATIONAL PLC


By:                                    By:
    ------------------------------         ----------------------------------
            Elazar Rabbani                              ((name))

Title: President                           Title: Commercial Director
       ---------------------------                ---------------------------

Date:       Feb 16 1995                    Date:        21. 2. 95
       ---------------------------                ---------------------------


                                  * * * * * * *

                                    EXHIBIT A

                      Enzo Diagnostics, Inc. Issued Patents

U.S. Patents

================================================================================
                                                                 Grant of
                                                                  Patent
 Patent Number                  Title/Inventor                   Issue Date
--------------------------------------------------------------------------------
4,687,732         Visualization Polymers and Their             Aug. 18, 1987
                  Application to Diagnostic Medicine
                  David C. Ward et al.
--------------------------------------------------------------------------------
4,707,352         Method of Radioactively Labeling             Nov. 17, 1987
                  Diagnostic and Therapeutic Agents
                  Containing a Chelating Group
                  Jannis G. Stavrianopoulos
--------------------------------------------------------------------------------
4,707,440         Nucleic Acid Hybridization Assay and         Nov. 17, 1987
                  Detectable Molecules Useful in Such Assay
                  Jannis G. Stavrianopoulos
--------------------------------------------------------------------------------
4,711,955         Modified Nucleotides and Methods of          Dec. 8, 1987
                  Preparing and Using Same
                  David C. Ward et al.
--------------------------------------------------------------------------------
4,746,604         Specific Binding Assays Utilizing A Viable   May 24, 1988
                  Cell as a Label
                  Solomon Mowshowitz
--------------------------------------------------------------------------------
4,755,458         Composition and Method for the Detection     Jul. 5, 1988
                  of the Presence of a Polynucleotide
                  Sequence of Interest
                  Elazar Rabbani et al.
--------------------------------------------------------------------------------
4,767,609         Therapeutic and Diagnostic Processes         Aug. 30, 1988
                  Using Isotope Transfer to Chelator-Target
                  Recognition Molecule Conjugate
                  Jannis G. Stavrianopoulos
--------------------------------------------------------------------------------
4,772,548         Radioisotopicassay Using Isotope Transfer    Sep. 20, 1988
                  to Chelator-Target Recognition Molecule
                  Conjugate
                  Jannis G. Stavrianopoulos
--------------------------------------------------------------------------------
4,843,122         Detectable Molecules, Method of              June 27, 1989
                  Preparation and Use
                  Jannis G. Stavrianopoulos
--------------------------------------------------------------------------------
4,849,208         Detectable Molecules, Method of              Jul. 18, 1989
                  Preparation and Use
                  Jannis G. Stavrianopoulos
--------------------------------------------------------------------------------

================================================================================
                                                                 Grant of
                                                                  Patent
 Patent Number                  Title/Inventor                   Issue Date
--------------------------------------------------------------------------------
4,849,505         Detectable Molecules, Method of              Jul. 18, 1989
                  Preparation and Use
                  Jannis G. Stavrianopoulos
--------------------------------------------------------------------------------

4,868,103         Analyte Detection by Means of Energy         Sep. 19, 1989
                  Transfer
                  Jannis G. Stavrianopoulos
--------------------------------------------------------------------------------
4,889,798         Heterologous System for the Detection of     Dec. 26, 1989
                  Chemically Labeled DNA and other
                  Biological Materials Providing a Receptor or
                  Target Moiety Thereon
                  Elazar Rabbani
--------------------------------------------------------------------------------
4,894,325         Hybridization Method for the Detection of    Jan. 16, 1990
                  Genetic Material
                  Dean Engelhardt et al.
--------------------------------------------------------------------------------
4,900,659         Nucleotide Sequence Composition and          Feb. 13, 1990
                  Method for Detection for Neissera
                  Gonorrhoeae and Method for Screening for
                  a Nucleotide Sequence that is Specific for
                  a Genetically Distinct Group
                  Andrew Lo et al.
--------------------------------------------------------------------------------
4,943,523         Detectable Molecules, Method of              Jul. 24, 1990
                  Preparation and Use
                  Jannis G. Stavrianopoulos
--------------------------------------------------------------------------------
4,952,685         Detectable Molecules, Method of              Aug. 28, 1990
                  Preparation and Use
                  Jannis G. Stavrianopoulos
--------------------------------------------------------------------------------
4,987,065         In Vivo Labelling of Polynucleotide          Jan. 22, 1991
                  Sequences
                  Jannis G. Stavrianopoulos et al.
--------------------------------------------------------------------------------
4,994,373         Method and Structures Employing              Feb. 19, 1991
                  Chemically-Labelled Polynucleotide Probes
                  Jannis G. Stavrianopoulos et al.
--------------------------------------------------------------------------------
5,002,885         Detectable Molecules, Method of              Mar. 26, 1991
                  Preparation and Use
                  Jannis G. Stavrianopoulos
--------------------------------------------------------------------------------
5,013,831         Detectable Molecules, Method of              May 7, 1991
                  Preparation and Use
                  Jannis G. Stavrianopoulos
--------------------------------------------------------------------------------
5,024,933         Method and Kit for Sample Adherence to       June 18, 1991
                  Test Substrate
                  Huey-Lang Yang et al.
--------------------------------------------------------------------------------
5,061,076         Time-Resolved Fluorometer                    Oct. 29, 1991
                  Ian Hurley
--------------------------------------------------------------------------------

================================================================================
                                                                 Grant of
                                                                  Patent
 Patent Number                  Title/Inventor                   Issue Date
--------------------------------------------------------------------------------
5,082,830         End Labeled Nucleotide Probe                 Jan. 21, 1992
                  Christine L. Brakel et al.
--------------------------------------------------------------------------------
5,175,269         Compound and Detectable Molecules            Dec. 29, 1992
                  Having An Oligo- or Polynucleotide with
                  Modifiable Reactive Group
                  Jannis G. Stavrianopoulos
--------------------------------------------------------------------------------
5,241,060         Base Moiety-Labeled Detectable Nucleotide    Aug. 31, 1993
                  Dean Engelhardt et al.
--------------------------------------------------------------------------------
5,260,433         Saccharide Specific Binding System           Nov. 9, 1993
                  Labeled Nucleotides
                  Dean Engelhardt et al.
--------------------------------------------------------------------------------
5,288,609         Capture Sandwich Hybridization Method        Feb. 22, 1994
                  and Composition
                  Dean Engelhardt et al.
--------------------------------------------------------------------------------
5,328,824         Methods of Using Labeled Nucleotides         Jul. 12, 1994
                  David C. Ward
--------------------------------------------------------------------------------
                  Allowed claims (195-267) transmitted on
                  Feb. 6, 1995 to Amersham under
                  Confidientiality Agreement
================================================================================

================================================================================
Patent Number                                                 Publication Date
(Country)                       Title/Inventor                of Patent Grant
--------------------------------------------------------------------------------
560 651 (Australia)  Modified Nucleotides and Methods of     Oct. 16, 1987 (16
                     Preparing and Using Same                yr. term began Apr.
                     David C. Ward et al.                    13, 1982)
--------------------------------------------------------------------------------
1 219 824 (Canada)   Modified Nucleotides and Methods of     Mar. 31, 1987
                     Preparing and Using Same
                     David C. Ward et al.
--------------------------------------------------------------------------------
1 223 831 (Canada)   Modified Nucleotides, Methods of        Jul. 7, 1987
                     Preparing and Utilizing and
                     Compositions Containing the Same
                     Dean L. Engelhardt et al.
--------------------------------------------------------------------------------
EP 0 285 057 B1      Modified Nucleotides, Methods of        May 10, 1988
                     Preparing and Utilizing and
                     Compositions Containing the Same
                     Dean L. Engelhardt et al.
--------------------------------------------------------------------------------
EP 0 063 879 B1      Modified Nucleotides and Methods of     Nov. 23, 1989
                     Preparing and Using Same
                     David C. Ward et al.
--------------------------------------------------------------------------------
1,237,369            Visualization Polymers and Their        May 31, 1988
                     Application to Diagnostic Medicine
                     David C. Ward et al.
--------------------------------------------------------------------------------
1,254,525            Kit for Terminally Chemically Labeling  May 23, 1989
                     DNA Christine L. Brakel et al.
--------------------------------------------------------------------------------
1,256,023            Method of Radioactively Labeling        June 20, 1989
                     Diagnostic and Therapeutic Agents
                     Containing a Chelating Group
                     Jannis Stavrianopoulos
--------------------------------------------------------------------------------
1,260,368            Composition and Method for the          Sept. 26, 1989
                     Detection of the Presence of a
                     Polynucleotide Sequence of Interest
                     Elazar Rabbani et al.
--------------------------------------------------------------------------------
1,260,372            Hybridization Method for the            Sept. 26, 1989
                     Detection of Genetic Materials
                     Elazar Rabbani et al.
================================================================================

================================================================================
Patent Number                                                 Publication Date
(Country)                       Title/Inventor                of Patent Grant
--------------------------------------------------------------------------------
1,268,115            Method and Composition for Detecting    April 24, 1990
                     Analyte Moieties
                     Solomon Mowshowitz
--------------------------------------------------------------------------------

1,281,283 (Canada)   Method for Detecting an Analyte Moiety  Mar. 12, 1991
                     by Means of Signal Localization
                     Elazar Rabbani
--------------------------------------------------------------------------------
1,285,330            Analyte Detection by Means of Energy    June 25, 1991
                     Transfer Jannis Stavrianopoulos et al.
--------------------------------------------------------------------------------
1,288,811            Assay Method Utilizing Polynucleotide   Nov. 3, 1987
                     Sequences
                     Robert Pergolizzi et al.
--------------------------------------------------------------------------------
EP 0 133 473 B1      In Vivo Labelling of Polynucleotide     March 23, 1994
                     Sequences Jannis Stavrianopoulos et al.
--------------------------------------------------------------------------------
EP 0 173 339 B1      Composition and Method for the          Jan. 22, 1992
                     Detection of the Presence of a
                     Polynucleotide Sequence of Interest

                     Elazar Rabbani et al.
--------------------------------------------------------------------------------
EP 0 212 546 B1      Method for Labeling Polynucleotide      Apr. 1, 1992
                     Sequences
                     Jannis Stavrianopoulos et al.
--------------------------------------------------------------------------------
1,295,559            Method for Labeling Polynucleotide      Feb. 11, 1992
                     Sequences
                     Jannis Stavrianopoulos et al.
--------------------------------------------------------------------------------
1,299,073            Nucleotide Sequence Composition Method  Apr. 21, 1992
                     for Detection of Neisseria gonorrhoeae
                     and Method
(Canada)             for Screening for a Nucleotide Sequence
                     that is Specific for a Genetically
                     Distinct Group
                     Andrew Lo & Huey-Lang Yang
--------------------------------------------------------------------------------
1,309,672            Methods and Structures Employing Non-   Nov. 3, 1992
                     Radioactive Chemically-Labeled
                     Polynucleotide Probes
                     Jannis Stavrianopoulos
================================================================================

================================================================================
Patent Number                                                 Publication Date
(Country)                       Title/Inventor                of Patent Grant
--------------------------------------------------------------------------------
1,314,503            Detectable Moelcules, Method of         March 16, 1993
                     Preparation And Use
                     Jannis Stavrianopoulos
--------------------------------------------------------------------------------
1,314,810            Heterologous System for the Detection   March 23, 1993
                     of Chemically-Labeled DNA and Other
                     Biological Materials Providing a
                     Receptor or Target
                     Moiety Thereon
                     Elazar Rabbani
--------------------------------------------------------------------------------
EP 0 242 527 B1      Analyte Detection by Means of Energy    May 13, 1992
                     Transfer
                     Jannis Stavrianopoulos et al.
--------------------------------------------------------------------------------
1,315,222            Polynucleotide Probes and a Method for  March 30, 1993
                     Their Preparation
                     David Mao et al.
--------------------------------------------------------------------------------
0 149 654 B1         Detecting Agent Carrying Polymer        Sep. 9, 1992
                     Having Multiple Units of Visualization
                     Monomer
                     David C. Ward et al.
--------------------------------------------------------------------------------
EP 0 097 373 B1      Modified Nucleotides, Methods of        Oct. 7, 1992
                     Preparing and Utilizing and
                     Compositions Containing the Same
                     Dean L. Engelhardt et al.
--------------------------------------------------------------------------------
EP 0 212 670 B1      Method for Detecting an Analyte Moiety  Nov. 4, 1992
                     by Means of Signal Localization
                     Elazar Rabbani
--------------------------------------------------------------------------------
EP 0 117 440 B1      Method and Structures Employing         Apr. 7, 1993
                     Chemically-Labelled Polynucleotide
                     Probes
                     Jannis G. Stavrianopoulos et al.
--------------------------------------------------------------------------------

EP 0 244 860 B1      Polynucleotide Probes and a Method      Apr. 7, 1993
                     for their Preparation
                     David T. Mao et al.
================================================================================

EP 0 343 424 B1      Method and Kit for Sample Adherence     Apr. 21, 1993
                     to Test Substrate
                     Huey-Lang Yang et al.
================================================================================

================================================================================
Patent Number                                                 Publication Date
(Country)                       Title/Inventor                of Patent Grant
--------------------------------------------------------------------------------
EP 0 159 719 B1      Hybridization Method for the            Jun. 30, 1993
                     Detection of Genetic Material
                     Dean Engelhardt et al.
--------------------------------------------------------------------------------
EP 0 122 614 B1      Kit for Terminally Chemically           Jul. 14, 1993
                     Labelling DNA
                     Christine Brakel
--------------------------------------------------------------------------------
EP 0 150 844 B1      Method of Radioactively Labeling        Jul. 28, 1993
                     Diagnostic and Therapeutic Agents
                     Containing a Chelating Group
                     Jannis Stavrianpoulos
--------------------------------------------------------------------------------
0 237 737 B1         A Composition Specific for Neisseria    Sep. 8, 1993
                     Gonorrhoea
                     Andrew Lo et al.
================================================================================

             EXHIBIT B: Products and Transfer Price Paid by Amersham

                *



----------
* The information omitted is confidential and has been filed separately with the Commission pursuant to Rule 406.

                                        *
                                PRICE INDEX 1995

IN SITU HYBRIDIZATION ASSAY SYSTEMS

Cat. No. Product                                                                                   Quantity           Price

BioPap(TM) Kits for Detection of HPV on Cervical Smear Specimens

32881    BioPap Human papillomavirus DNA Assay for Cervical Smears                               20 test kit        $ 345.00
32892    BioPap Human papillomavirus DNA Typing Assay for
           Cervical Specimens (Types 6/11, 16/18, 31/33/51                                       10 test kit          305.00
32883    BioPap Human Papillomavirus DNA Typing Assay
           Certival Specimen Transport Kit                                                       for 10 specimen       35.00

PathoGene(R) Kits for Detection of HPV on Formalin-fixed, Paraffin-embedded Tissue Sections

32879    PathoGene in situ Screening Assay for Human Papillomavirus                              20 test kit          425.00
32895    PathoGene in situ Typing Assay for Human Papillomavirus
           (Types 6/11, 16/18, 31/33/51)                                                         10 test kit          305.00
32877    PathoGene DNA Probe Assay for Identification of Human Papillomavirus
           (Types 6/11, 16/18, 31/33/51                                                          20 test kit          525.00
32878    PathoGene HPV 18 DNA Probe Reagent                                                             1 ml          140.00

PathoGene(R) Kits for Detection of Infectious Agents on Formalin-fixed, Paraffin-embedded Tissue Sections

                     Peroxidase-AEC Substrate Detection Kits

32871    PathoGene DNA Probe Assay for Identification of Adenovirus
32872    PathoGene DNA Probe Assay for Identification of Cytomegalovirus                         20 test kit          235.00
32873    PathoGene DNA Probe Assay for Identification of Epstein-Barr Virus                      20 test kit          260.00
32874    PathoGene DNA Probe Assay for Identification of Hepatitis B Virus                       20 test kit          235.00
32875    PathoGene DNA Probe Assay for Identification of Herpes Simplex Virus                    20 test kit          235.00
32876    PathoGene DNA Probe Assay for Identification of Chlamydia trachomatis                   20 test kit          235.00

                     Peroxidase-DAB Substrate Detection Kits

32861    PathoGene DNA Probe Assay for identification of                                         20 test kit          235.00
32862    PathoGene DNA Probe Assay for identification of                                         20 test kit          260.00
32863    PathoGene DNA Probe Assay for identification of                                         20 test kit          235.00
32864    PathoGene DNA Probe Assay for identification of                                         20 test kit          235.00
32865    PathoGene DNA Probe Assay for identification of                                         20 test kit          235.00
32866    PathoGene DNA Probe Assay for identification of                                         20 test kit          235.00

----------
* The information omitted is confidential and has been filed separately with the Commission pursuant to Rule 406.

              Alkaline Phosphatase-BCIP/NBT Substrate Detection Kit

32851    PathoGene DNA Probe Assay for identification of Adenovirus                              20 test kit         $250.00
32852    PathoGene DNA Probe Assay for identification of Cytomegalovirus                         20 test kit          275.00
32853    PathoGene DNA Probe Assay for identification of Epstein-Barr Virus                      20 test kit          250.00
32854    PathoGene DNA Probe Assay for identification of Hepatitus B Virus                       20 test kit          250.00
32855    PathoGene DNA Probe Assay for identification of Herpes Simplex Virus                    20 test kit          250.00
32856    PathoGene DNA Probe Assay for identification of Chlamydia trachomatis                   20 test kit          250.00

IN SITU HYBRIDIZATION ASSAY SYSTEMS

Cat. No. Product                                                                                 Quantity             Price

32870    Peroxidase-ABC Detection Kit (ready-to-use)                                             20 test kit           95.00
32860    Peroxidase-ABC Detection Kit (ready-to-use)                                             20 test kit           95.00
32850    Alkaline Phosphate-BCIP/NBT (ready-to-use)                                              20 test kit          105.00
32700    Enhanced in situ Detection Kit, alkaline phosphatase                                    20 test kit          195.00
32600    Enhanced in situ Detection Kit, peroxidase                                              20 test kit          195.00

IN SITU HYBRIDIZATION ASSAY SYSTEMS

Cat. No. Product                                                                                 Quantity             Price

46305    Dot Blot Hybridization and Detection Assay Kit                                            1 kit              750.00
46305C   Dot Blot Hybridization and Detection Assay Kit, Control DNA Pack                          1 kit              170.00
46307    Dot Blot Hybridization and Detection Assay Kit, CMV Control DNA Pack                      1 kit              135.00
46308    Dot Blot Hybridization and Detection Assay Kit, HBV Control DNA Pack                      1 kit              135.00
44300    Dot Blot Manifold                                                                         1 unit             425.00
46330    HIV-1 Microplate Hybridization Assay                                                     96 test kit         625.00
46331    SK 38K/SK 39 Oligonucleotide pair
           complementary to HIV-1 gag region                                                 5 nanomoles each         175.00
46340    MTB Microplate Hybridization Assay                                                       96 test kit         625.00
46341    MTB 10/MTB 11 Oligonucleotide pair complementary to MTB                             5 nanomoles each         175.00
46350    HBV Microplate Hybridization Assay                                                       96 test kit         625.00
46351    HBO1/HBO2 Oligonucleotide pair
           complementary to HBV core region                                                  5 nanomoles each         175.00
46352    HBV Serum Specimen Preparation Kit                                                  for 96 specimens          50.00
46353    HBV Enhanced Microplate Hybridization Assay                                         for 96 specimens         700.00
46354    HBV Serum Specimen Titration Standards                                    for 4 assay determinations          50.00
46360    HIV-2 Microplate Hybridization Assay                                                     96 test kit         625.00
46361    B306/VB310 Oligonucleotide pair complementary to HIV-2                              5 nanomoles each         175.00

BIOPROBE(R) LABELED PROBES

Cat. No. Product                                                                                 Quantity             Price

40834    Adenovirus                                                                              80ul                $175.00
40835    Cytomegalovirus                                                                         80ul                 205.00
40836    Epstein-Barr Virus                                                                      80ul                 175.00
40837    Hepatitus B Virus                                                                       80ul                 175.00
40838    Herpes Simplex Virus                                                                    80ul                 175.00
40839    Chlamydia trachomatis                                                                   80ul                 175.00
40840    Lambda                                                                                  80ul                 175.00
40841    pBR322 (negative DNA control)                                                           80ul                  75.00
40842    Hepatitis A Virus                                                                       80ul                 175.00
40843    Mycoplasma pneymoniae                                                                   80ul                 175.00
40845    SV40                                                                                    80ul                 175.00
40846    Campylobacter jejuni                                                                    80ul                 175.00
40847    JC Virus                                                                                80ul                 175.00
40848    BK Virus                                                                                80ul                 175.00
40849    Blur 8 (human alu repeat) (positive DNA control)                                        80ul                  75.00
40714    c-Ha-ras (activated, human)                                                             80ul                 220.00
40717    c-Myc (human)                                                                           80ul                 220.00
40718    N-Myc (human)                                                                           80ul                 220.00

BIOPROBE(R) LABELING SYSTEMS FOR NUCLEIC ACIDS

Cat. No. Product                                                                                 Quantity             Price

42803    Nick Translation System (containing Bio II-dUTP)                                        for 10u DNA          230.00
42804    Nick Translation System (to be used with nucleotide of choice)                          for 10u DNA          105.00
42809    Terminal Labeling Kit                                                                   for 10u DNA          285.00
42810    Random Priming Kit (containing Bio 11-dUTP)                                             for 10u DNA          230.00
42813    BioBridge Labeling System                                                               for  8u DNA          295.00
42814    BioBridge Lebaling Molecule                                                             for  8u DNA          210.00
42807    RNA Labeling System - T3/T7                                              for 20 reactions (1u each)          330.00
42808    RNA Labeling System - SP6                                                for 20 reactions (1u each)          330.00

BIOPROBE(R) LABELING SYSTEMS FOR NUCLEIC ACIDS - BIOTINYLATED NUCLEOTIDES

Cat. No. Product                                                                                 Quantity             Price

42806    Bio-11dUTP (0.3 mM)                                                                  22.5 nanomoles          225.00
42806-50 Bio-11dUTP (1.0 mM)                                                                  50.0 nanomoles          285.00
42811    Bio-16dUTP (0.3 mM)                                                                  22.5 nanomoles          230.00
42811-50 Bio-16dUTP (1.0 mM)                                                                  50.0 nanomoles          285.00
42816    Bio-11dCTP (0.3 mM)                                                                  22.5 nanomoles          225.00
42816-50 Bio-11dCTP (1.0 mM)                                                                  50.0 nanomoles          285.00
42819    Bio-7-dATP (0.3 mM)                                                                  22.5 nanomoles          225.00
42819-50 Bio-71dATP (1.0 mM)                                                                  50.0 nanomoles          285.00


42812    Bio-AP3-dCTP (0.3 mM)                                                                22.5 nanomoles         $230.00
42815    Bio-11-CTP (20 mM)                                                                   1u mole                 385.00
42801    Bio-11-CTP (20 mM)                                                                   1u mole                 385.00
42817    Allylamine UTP (20 mM)                                                               400 nanomoles           230.00

DETEK(R) SIGNAL GENERATING SYSTEMS

Cat. No. Product                                                                                 Quantity             Price

43818*   DETEK I-f                                                                            for 200 slides          180.00
43861*   IgG fraction rabbit anti-biotin                                                       0.4 ml                 210.00
43805*   DETEK-fav                                                                               5 ml                 110.00
43820*   DETEK-hrp Kit                                                             00 ml working solution or          150.00
                                                                                 40 membranes (100 cm2 each)
43822*   DETEK-alk Kit                                                            500 ml working solution or          225.00
                                                                                 40 membranes (100 cm2 each)
42823*   DETEK Enhancer Kit                                                                    for 20 slides          135.00

43825    Peroxidase Substrate Kit (AEC)                                              300 ml working solution           90.00
43826    Peroxidase Substrate Kit (DAB)                                              300 ml working solution           90.00
43827    Alkaline Phospharase Substrate Kit (NBT/BCIP)                               400 ml working solution          160.00

43406    ENZOITIN(R)Biotinylating Reagent                                                             100 mg          150.00

GLASS FIBER FILTERS

Cat. No. Product                                                                                 Quantity             Price

44524    Disc (24 min diameter)                                                               400/box                  60.00
44525    Disc (25 min diameter)                                                               400/box                  60.00
44101    Rectangle (10.25 cm x 25.4 cm)                                                       100/box                 120.00

* These PRODUCTS are designated for nucleic acid detection

                                   EXHIBIT C:                AMERSHAM AFFILIATES

Australia:     Amersham Australia Pty Ltd
               16 Anella Avenue
               Castle Hill, Sydney
               NSW 2154
               Australia

Belgium:       Amersham Belgium NV/SA
               Ottergemseteenweg 644 Z
               9000 gent
               Belgium

Canada:        Amersham Canada Ltd
               1166 South Service Road West
               Oakville
               Ontario L6L 5T7
               Canada

Denmark:       Amersham Denmark ApS
               Blokken 11
               DK-3460 Birkerod
               Denmark

France:        Amersham France SA
               12 Avenue des Tropiques
               ZA Courtaboeuf
               91944 Les Ulis
               France

Germany:       Amersham Buchler
               GmbH & Co KG
               Geschaftsbereich Life Science
               Gieselweg 1
               D - 38110 Braunschweig
               Germany

Hong Kong:     Amersham Far East Trading Ltd
               Suite 1001-7
               Sun Hung Kai Centre
               30 Harbour Road
               Wanchai, Hong Kong

Italy:         Amersham Italia S.r.L
               Via Quintilliano 30
               20138 Milano
               Italy

Japan:         Amersham KK
               Tokyo Toyama Kaikan
               1-3 Hakusan 5-Chome
               Bunkyo-Ku
               Tokyo 112
               Japan

Netherlands:   Amersham Nederland B.V
               Amerikastraat 3a
               5232 BE's Hertogenbosch
               Netherlands

Norway:        Amersham Denmark Aps
               Norway Branch
               Baerumsveien 373
               PO Box 170
               N-1346 Gjettum
               Norway

Russia:        Amersham International plc
               Moscow Office
               Tverskaya 22A, 5th Floor
               Moscow 103050, Russia

Spain:         Amersham Iberica S.A
               Alfonso Gomex 38-4a
               28037 Madrid
               Spain

Sweden:        Amersham Sweden AB
               Parkvagen 4B
               171 23 Solna
               Sweden

Switzerland:   Amersham Rahn
               Dorflistrasse 120
               CH-8050
               Zurich
               Switzerland

USA:           Amersham North America
               2636 South Clearbrook Drive
               Arlington Heights
               Illinois 60005

              EXHIBIT D: Component and transfer price paid by Enzo


                             *



----------
* The information omitted is confidential and has been filed separately with the Commission pursuant to Rule 406.

             EXHIBIT E: Component 1 and transfer price paid by Enzo


                             *


Patents licensed to Amersham International

================================================================================
          Country                      Patent Number          Inventor
--------------------------------------------------------------------------------
UK/Belgium/France/Germany/Italy/   EPO 116454           Whitehead T.P. et al.
Netherlands/Sweden/Switzerland
--------------------------------------------------------------------------------
Australia                          575552               Whitehead T.P. et al.
--------------------------------------------------------------------------------
Canada                             1217121              Whitehead T.P. et al.
--------------------------------------------------------------------------------
Finland                            76380                Whitehead T.P. et al.
--------------------------------------------------------------------------------
Japan                              1649 482             Whitehead T.P. et al.
--------------------------------------------------------------------------------
New Zealand                        207095               Whitehead T.P. et al.
--------------------------------------------------------------------------------
South Africa                       84/0909              Whitehead T.P. et al.
--------------------------------------------------------------------------------
USA                                4598044              Whitehead T.P. et al.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Europe                             120376               Renz M
--------------------------------------------------------------------------------
USA                                5053326              Renz M
--------------------------------------------------------------------------------
Japan                              1634268              Renz M
================================================================================

----------
* The information omitted is confidential and has been filed separately with the Commission pursuant to Rule 406.

                                   Exhibit F:


                             *


----------
* The information omitted is confidential and has been filed separately with the Commission pursuant to Rule 406.

                                   Exhibit G:

Product Safety Regulations
--------------------------

US:      OSHA Hazard Communication Standards
UK:      Chemical (Hazardous Information and Packaging)
Japan:   Poisonous and Deleterious Substance Control Law


                                      - 1 -